Supplement dated November 21, 2006 to the Prospectus dated November 2, 2006

                Claymore Securities Defined Portfolio, Series 345

      Global Exchange & Asset Management Portfolio, Series 1 (the "Trust")

                               File No. 333-138227

         Notwithstanding anything to the contrary in the Prospectus, as of November 20, 2006, the Trust Portfolio includes 702 shares of MarketAxess Holdings, Inc. (MKTX), representing 4.02% of the Trust Portfolio. The number of shares of a security held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the security fluctuates and as the Trust sells shares of the security to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.